(Loss) / earnings per share	6 Months Ended
Jun. 30, 2019
Earnings per share [abstract]
(Loss) / earnings per share
Loss per share
The calculation of both basic and diluted loss per share is based on net loss attributable to equity holders of the parent and weighted average outstanding shares of:

	For the six months ended June 30,
In thousands of U.S. dollars except for share data	2019	2018
Net loss attributable to equity holders of the parent - basic	$(15,244)	$(100,695)
Convertible Senior Notes interest expense	—	—
Convertible Senior Notes deferred financing amortization	—	—
Net loss attributable to equity holders of the parent - diluted	$(15,244)	$(100,695)

Basic weighted average number of shares	48,109,924	30,891,470
Effect of dilutive potential basic shares:
Restricted stock	—	—
Convertible Senior Notes	—	—
	—	—
Diluted weighted average number of shares	48,109,924	30,891,470

Loss Per Share:
Basic	$(0.32)	$(3.26)
Diluted	$(0.32)	$(3.26)

During the six months ended June 30, 2019 and 2018, we incurred net losses and as a result, the inclusion of potentially dilutive shares relating to unvested shares of restricted stock and our Convertible Senior Notes due 2019 and Convertible Senior Notes due 2022 were excluded from the computation of diluted earnings per share because their effect would have been anti-dilutive.  Accordingly, interest expense and deferred financing amortization relating to the Convertible Senior Notes due 2019 and Convertible Senior Notes due 2022 along with the potentially dilutive securities under such notes (representing 6,653,256 and 6,320,243 shares of common stock for the six months ended June 30, 2019 and 2018, respectively) along with the potentially dilutive impact of 3,377,849 and 2,167,474 unvested shares of restricted stock were excluded from the computation of diluted earnings per share for the six months ended June 30, 2019 and 2018, respectively.